Exhibit 32.1
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Wag! Group Co. (the “Company”) on Form 10-K for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission (the “ Report”), we, Garrett Smallwood, Chief Executive Officer and Chairman of the Company, and Alec Davidian, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

1.The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2023

	By:	/s/ Alec Davidian
Alec Davidian
Chief Financial Officer
(Principal Financial and Accounting Officer)

	By:	/s/ Garrett Smallwood
Garrett Smallwood
Chief Executive Officer and Chairman
(Principal Executive Officer)